Other Noncurrent Assets	12 Months Ended
Dec. 31, 2025
Other Noncurrent Assets [Abstract]
OTHER NONCURRENT ASSETS

NOTE 9 — OTHER NONCURRENT ASSETS

Deposit for investment

On December 6, 2024, WFOE deposited an amount of approximately $32.9 million to Jinan Langchi Heavy Industry Co., Ltd. (“Langchi”), in anticipation of a joint investment with Zhongke Hongyuan (Beijing) Holdings Co., Ltd. (“Zhongke”) in Langchi under an investment framework contract for a new factory in Xuzhou, Jiangsu Province, under which Hongli WFOE was expected to serve as the managing entity while Zhongke was expected to act as the investing shareholder of Jinan Langchi. The framework contract had a definite effective date until December 31, 2025 and the deposit should be returned if the investment cannot be consummated during the effective period of the framework contract.

In 2025, the investment underlying the abovementioned framework contract was not completed and the investment framework agreement terminated in accordance with its terms. Later, the Company further signed certain agreements with two new partners for a potential investment plan. According to the entrustment contract, the deposit amount would be used as part of the consideration in the upcoming investment projects. The deposit does not constitute an equity investment, loan, or capital contribution before it is finally executed in a definite contract. The Company retains control over the use of the funds, and any unused portion is contractually refundable upon demand.

As of December 31, 2025, no investment project has been completed and the related investment project sourcing activities remain in progress. Accordingly, the balance continues to be presented as a deposit. The Company will reclassify the deposit as part of the consideration transferred upon execution of a definitive agreement and the transfer of the related rights and obligations.

The Company assesses the recoverability of the deposit on an ongoing basis. As of the reporting date, management has concluded that the deposit is fully recoverable, and no impairment loss has been recognized.

Prepayments for purchase of Yingxuan Assets

In November 2020 and January 2021, Hongli Shandong entered into agreements with Yingxuan Heavy Industry Co., Ltd. (“Yingxuan”) to acquire certain industrial land use rights, buildings, facilities and infrastructure. In May 2023, the parties entered into a supplementary agreement to revise the total consideration to approximately $21.9 million (RMB 151.4 million).

As of December 31, 2025, the Company had paid approximately $18.9 million (RMB 132.1 million) under the agreements. Of the amount paid, approximately $9.3 million (RMB 65.0 million) had been recorded as property, plant and equipment and approximately $4.6 million (RMB 32.5 million) had been recorded as intangible assets, representing assets that had been legally transferred to the Company. As of December 31, 2025, approximately $5.0 million (RMB 34.6 million) was recorded as prepayments for purchase of Yingxuan Assets. The remaining unpaid balance was approximately $2.8 million (RMB 19.3 million). Pursuant to the supplementary agreement, upon receipt of the remaining payment from Hongli Shandong, Yingxuan shall cooperate with Hongli Shandong to complete the transfer of the remaining real estate within 30 days, at which time Hongli Shandong will obtain the beneficial ownership and control of the relevant properties and land use rights. As of the filing date of this report, assets valued at approximately $7.7 million (RMB 53.9 million) had not yet been legally transferred to the Company.